                                                                    EXHIBIT 99.1


                                                   [FIRSTMERIT CORPORATION LOGO]
For Release February 7, 2006

                         ANALYSTS: TOM O'MALLEY  MEDIA: JACQUE SIR LOUIS
                         (330) 384-7109          (330) 849-8877

          FIRSTMERIT CORPORATION ANNOUNCES REVISION OF FOURTH QUARTER
            AND FULL YEAR 2005 EARNINGS RELATED TO RECLASSIFICATION
                       OF A COMMERCIAL CREDIT RELATIONSHIP

FULL YEAR 2005 DILUTED EPS REDUCED BY $0.04 TO $1.56

AKRON, Ohio, February 7, 2006 -- FirstMerit Corporation (Nasdaq: FMER) announced today a revision to its fourth quarter and full years 2005 earnings based on a charge of $3.5 million after-tax, or $0.04 per diluted share, due to an increased loan loss provision expense recorded in the fourth quarter of 2005. The increase is related to a subsequent event that provided the Company with additional information on one criticized commercial relationship, originally downgraded to criticized asset status during the fourth quarter of 2005. The information was received by the Company after its earnings release on January 19, 2006.

Earnings per diluted share for the fourth quarter and full year 2005 were affected by the $3.5 million charge. The revised full year 2005 net income is $130.5 million, or $1.56 per diluted share, instead of $134.0 million, or $1.60 per share, as originally reported on January 19, 2006. This compares with $103.2 million, or $1.21 per diluted share, for 2004. For the fourth quarter of 2005, FirstMerit is reporting revised net income of $27.7 million, or $0.34 per diluted share, instead of $31.2 million, or $0.38 per diluted share, as originally reported, compared with $28.4 million or $0.33 per share, for the prior-year quarter.

In late January, after further review of the borrower's financial condition, FirstMerit concluded that the borrower's financial condition was significantly worse than what previously had been represented to the bank. Based on this analysis, FirstMerit concluded that the financial schedules for December 31, 2005 included in the January 19, 2006 earnings release did not reflect the full scope of impairment to this credit relationship. The Company's revised nonperforming assets at December 31, 2005, are $72.3 million, instead of $60.7 million as previously reported. The estimate of loss related to this commercial relationship is now fully reflected with the additional loan loss provision expense.

These changes are reflected in the schedules that are part of this release and will also be reflected in the financial statements and supplementary data to be filed with FirstMerit's Form 10-K for the fiscal year ended December 31, 2005, which FirstMerit intends to file on or about March 2, 2006.

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.2 billion as of December 31, 2005 and 160 banking offices in 24 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., FirstMerit Credit Life Insurance Company, and FirstMerit Community Development Corporation.

FORWARD-LOOKING STATEMENT

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES            [FIRSTMERIT CORPORATION LOGO]
CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                         QUARTERS
                                                       ---------------------------------------------------------------------------
(Unaudited)                                               2005            2005             2005            2005            2004
(Dollars in thousands)                                   4th QTR         3rd QTR          2nd QTR         1st QTR         4th QTR
                                                       -----------      ----------      ----------      ----------      ----------
EARNINGS
Net interest income FTE (a)                            $    88,152          88,347          88,432          86,685          87,993
Provision for loan losses                                   16,260           9,974           5,972          11,614           9,358
Other income                                                47,586          47,846          50,095          44,939          39,402
Other expenses                                              79,274          78,926          79,397          75,911          80,279
FTE adjustment (a)                                             650             641             655             675             669
Net income                                                  27,656          36,594          36,145          30,088          28,369
Diluted EPS                                                   0.34            0.43            0.43            0.36            0.33

PERFORMANCE RATIOS
Return on average assets (ROA)                                1.07%           1.41%           1.40%           1.19%           1.12%
Return on average common equity (ROE)                        11.52%          14.90%          15.07%          12.48%          11.49%
Net interest margin FTE (a)                                   3.73%           3.70%           3.74%           3.73%           3.76%
Efficiency ratio                                             58.26%          57.81%          57.14%          58.33%          60.69%
Number of full-time equivalent employees                     3,057           3,073           3,078           3,081           3,158

MARKET DATA
Book value/common share                                $     11.39           11.65           11.69           11.32           11.66
Period-end common share mkt value                            25.91           26.79           26.11           26.76           28.49
Market as a % of book                                          228%            230%            223%            236%            244%
Cash dividends/common share                            $      0.28            0.28            0.27            0.27            0.27
Common stock dividend payout ratio                           82.35%          65.12%          62.79%          75.00%          81.82%
Average basic common shares                                 82,786          83,489          83,603          84,097          84,286
Average diluted common shares                               83,082          83,978          83,890          84,497          84,777
Period end common shares                                    82,335          83,442          83,522          83,612          84,191
Common shares repurchased                                1,228,293         178,872         145,143         816,208         197,235
Common stock market capitalization                     $ 2,133,300       2,235,411       2,180,759       2,237,457       2,398,602

ASSET QUALITY
Gross charge-offs                                      $    22,736          14,207          15,422          16,740          17,873
Net charge-offs                                             18,379          10,002          10,278          11,795          12,553
Allowance for loan losses (b)                               90,661          92,780          92,808          97,115          97,296
Reserve for unfunded lending commitments (b)                 6,072           5,857           5,785           6,479           5,774
Nonperforming assets (NPAs)                                 72,257          51,398          53,985          46,703          45,891
Net charge-off/average loans ratio                            1.09%           0.60%           0.62%           0.74%           0.78%
Allowance for loan losses/period-end loans                    1.36%           1.39%           1.40%           1.49%           1.51%
Allowance for credit losses/period-end loans (c)              1.45%           1.47%           1.49%           1.59%           1.60%
NPAs/loans and other real estate                              1.08%           0.77%           0.82%           0.71%           0.71%
Allowance for loan losses/nonperforming loans               145.61%         221.46%         208.74%         235.71%         240.14%
Allowance for credit losses/nonperforming loans (c)         155.36%         235.44%         221.76%         251.44%         254.39%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets                          7.93%           8.17%           8.19%           7.93%           8.39%
Average equity to assets                                      9.33%           9.46%           9.32%           9.56%           9.70%
Average equity to loans                                      14.22%          14.66%          14.58%          15.06%          15.26%
Average loans to deposits                                    92.11%          91.73%          90.16%          88.27%          86.69%

AVERAGE BALANCES
Assets (b)                                             $10,211,619      10,295,827      10,329,167      10,226,765      10,120,109
Deposits                                                 7,273,980       7,245,562       7,321,860       7,354,689       7,421,815
Loans                                                    6,699,997       6,646,112       6,601,204       6,492,044       6,434,115
Earning assets                                           9,368,139       9,465,288       9,489,431       9,421,693       9,314,744
Shareholders' equity                                       952,715         974,147         962,239         977,888         982,147

ENDING BALANCES
Assets (b)                                             $10,161,317      10,290,243      10,314,268      10,274,154      10,122,627
Deposits                                                 7,233,650       7,352,026       7,173,857       7,324,551       7,365,447
Loans                                                    6,681,243       6,695,290       6,611,011       6,530,546       6,433,083
Goodwill                                                   139,245         139,245         139,245         139,245         139,245
Intangible assets                                            3,756           3,978           4,200           4,424           4,647
Earning assets                                           9,270,305       9,429,183       9,492,583       9,453,738       9,343,491
Total shareholders' equity                                 937,580         972,348         976,016         946,731         981,257

----------
NOTES:
(a) - Net interest income on a fully tax-equivalent ("FTE") basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b) - As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004, have been reclassified to conform to the current presentation.

(c) - The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands)
(Unaudited, except December 31, 2004, which is derived from the               December 31,          December 31,
   audited financial statements)                                                 2005                  2004
-------------------------------------------------------------------          --------------         ------------
ASSETS
  Cash and due from banks                                                    $      225,953             169,052
  Investment securities (at fair value) and federal funds sold                    2,546,496           2,862,015
  Loans held for sale                                                                42,566              48,393
  Loans:
   Commercial loans                                                               3,533,399           3,290,819
   Mortgage loans                                                                   628,581             639,715
   Installment loans                                                              1,524,355           1,592,781
   Home equity loans                                                                778,697             676,230
   Credit card loans                                                                145,592             145,042
   Leases                                                                            70,619              88,496
                                                                             --------------          ----------
     Total loans                                                                  6,681,243           6,433,083
  Less allowance for loan losses                                                    (90,661)            (97,296)
                                                                             --------------          ----------
      Net loans                                                                   6,590,582           6,335,787
  Premises and equipment, net                                                       120,420             121,198
  Goodwill                                                                          139,245             139,245
  Intangible assets                                                                   3,756               4,647
  Accrued interest receivable and other assets                                      492,299             442,290
                                                                             --------------          ----------
      Total assets                                                           $   10,161,317          10,122,627
                                                                             ==============          ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits:
    Demand-non-interest bearing                                              $    1,523,731           1,470,543
    Demand-interest bearing                                                         830,248             841,595
    Savings and money market accounts                                             2,304,177           2,384,510
    Certificates and other time deposits                                          2,575,494           2,668,799
                                                                             --------------          ----------
    Total deposits                                                                7,233,650           7,365,447
                                                                             --------------          ----------
  Securities sold under agreements to repurchase                                  1,426,037           1,336,471
  Wholesale borrowings                                                              401,104             300,220
  Accrued taxes, expenses, and other liabilities                                    162,946             139,232
                                                                             --------------          ----------

     Total liabilities                                                            9,223,737           9,141,370
                                                                             --------------          ----------

  Commitments and contingencies

  Shareholders' equity:
    Preferred stock, without par value:
      authorized and unissued 7,000,000 shares                                           --                  --
    Preferred stock, Series A, without par value:
      designated 800,000 shares; none outstanding                                        --                  --
    Convertible preferred stock, Series B, without par value:
      designated 220,000 shares; none outstanding                                        --                  --
    Common stock, without par value:
      authorized 300,000,000 shares; issued 92,026,350 at
      December 31, 2005 and December 31, 2004                                       127,937             127,937
    Capital surplus                                                                 108,210             110,513
    Accumulated other comprehensive loss                                            (42,850)            (14,208)
    Retained earnings                                                               994,487             956,802
    Treasury stock, at cost, 9,691,424 and  7,835,399
       shares at December 31, 2005, December 31, 2004, respectively                (250,204)           (199,787)
                                                                             --------------          ----------
Total shareholders' equity                                                          937,580             981,257
                                                                             --------------          ----------
Total liabilities and shareholders' equity                                   $   10,161,317          10,122,627
                                                                             ==============          ==========

The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES            [FIRSTMERIT CORPORATION LOGO]
AVERAGE CONSOLIDATED BALANCE SHEETS

                                                                                                    Quarterly Periods
                                                      -----------------------------------------------------------------------------
(Unaudited)                                           December 31,     September 30,     June 30,        March 31,     December 31,
(Dollars in thousands)                                   2005              2005            2005            2005           2004
                                                      ------------     -------------     --------        ---------     ------------
ASSETS
Cash and due from banks                               $    192,189         197,412         197,548         190,740         198,077
Investment securities/fed funds sold                     2,619,248       2,764,724       2,833,818       2,876,415       2,831,253
Loans held for sale                                         48,894          54,452          54,409          53,234          49,376
Loans:
  Commercial loans                                       3,519,807       3,441,231       3,434,946       3,346,425       3,272,545
  Mortgage loans                                           637,877         641,532         641,865         646,528         642,569
  Installment loans                                      1,556,212       1,594,801       1,601,775       1,598,953       1,612,132
  Home equity loans                                        772,757         754,492         704,054         674,913         670,366
  Credit card loans                                        142,743         140,873         137,919         141,440         141,953
  Leases                                                    70,601          73,183          80,645          83,785          94,550
                                                      ------------      ----------      ----------      ----------      ----------
   Total loans                                           6,699,997       6,646,112       6,601,204       6,492,044       6,434,115
Less allowance for loan losses (a)                          91,916          91,852          96,342          96,438          99,675
                                                      ------------      ----------      ----------      ----------      ----------

    Net loans                                            6,608,081       6,554,260       6,504,862       6,395,606       6,334,440

Total earning assets                                     9,368,139       9,465,288       9,489,431       9,421,693       9,314,744

Premises and equipment, net                                117,387         117,471         118,392         119,916         121,147
Accrued interest receivable and other assets               625,820         607,508         620,138         590,854         585,816
                                                      ------------      ----------      ----------      ----------      ----------

TOTAL ASSETS                                          $ 10,211,619      10,295,827      10,329,167      10,226,765      10,120,109
                                                      ============      ==========      ==========      ==========      ==========

LIABILITIES
Deposits:
  Demand-non-interest bearing                         $  1,488,679       1,457,487       1,470,673       1,447,226       1,462,830
  Demand-interest bearing                                  817,009         838,549         834,708         820,974         829,650
  Savings and money market accounts                      2,332,528       2,333,331       2,370,280       2,392,023       2,423,790
  Certificates and other time deposits                   2,635,764       2,616,195       2,646,199       2,694,466       2,705,545
                                                      ------------      ----------      ----------      ----------      ----------

    Total deposits                                       7,273,980       7,245,562       7,321,860       7,354,689       7,421,815

Securities sold under agreements to repurchase           1,443,740       1,478,857       1,385,644       1,326,242       1,262,156
Wholesale borrowings                                       375,167         442,035         498,088         412,149         300,550
                                                      ------------      ----------      ----------      ----------      ----------

    Total funds                                          9,092,887       9,166,454       9,205,592       9,093,080       8,984,521
Accrued taxes, expenses and other liabilities (a)          166,017         155,226         161,336         155,797         153,441
                                                      ------------      ----------      ----------      ----------      ----------

    Total liabilities                                    9,258,904       9,321,680       9,366,928       9,248,877       9,137,962

SHAREHOLDERS' EQUITY
Preferred stock                                                 --              --              --              --              --
Common stock                                               127,937         127,937         127,937         127,937         127,937
Capital surplus                                            108,303         108,564         108,559         108,478         110,217
Accumulated other comprehensive (loss) income              (39,834)        (25,682)        (26,883)        (16,998)        (12,559)
Retained earnings                                          994,301         982,419         968,408         960,740         953,566
Treasury stock                                            (237,992)       (219,091)       (215,782)       (202,269)       (197,014)
                                                      ------------      ----------      ----------      ----------      ----------

    Total shareholders' equity                             952,715         974,147         962,239         977,888         982,147
                                                      ------------      ----------      ----------      ----------      ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 10,211,619      10,295,827      10,329,167      10,226,765      10,120,109
                                                      ============      ==========      ==========      ==========      ==========

----------
(a) As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.

AVERAGE CONSOLIDATED BALANCE SHEETS (UNAUDITED)
FULLY-TAX EQUIVALENT INTEREST RATES AND INTEREST DIFFERENTIAL

FIRSTMERIT CORPORATION AND SUBSIDIARIES                       Three months ended                Three months ended
                                                    ----------------------------------     -----------------------------
(Dollars in thousands)                                         December 31, 2005                 September 30, 2005
                                                    ----------------------------------     -----------------------------
                                                      Average                  Average      Average              Average
                                                      Balance       Interest    Rate        Balance    Interest   Rate
                                                    ------------  -----------  -------     ----------  -------- --------
ASSETS
Cash and due from banks                             $    192,189                              197,412
Investment securities and federal funds sold:
 U.S. Treasury securities and U.S. Government
   agency obligations (taxable)                        2,266,774       21,651    3.79%      2,408,219   22,621    3.73%
 Obligations of states and political subdivisions
   (tax exempt)                                           97,395        1,633    6.65%         99,273    1,638    6.55%
 Other securities and federal funds sold                 255,079        3,437    5.35%        257,232    3,056    4.71%
                                                    ------------     --------              ----------  -------

   Total investment securities and federal funds
    sold                                               2,619,248       26,721    4.05%      2,764,724   27,315    3.92%

Loans held for sale                                       48,894          762    6.18%         54,452      660    4.81%
Loans                                                  6,699,997      115,126    6.82%      6,646,112  110,535    6.60%
                                                    ------------     --------              ----------  -------

   Total earning assets                                9,368,139      142,609    6.04%      9,465,288  138,510    5.81%

Allowance for loan losses                                (91,916)                             (91,852)
Other assets                                             743,207                              724,979
                                                    ------------                           ----------

   Total assets                                     $ 10,211,619                           10,295,827
                                                    ============                           ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
 Demand - non-interest bearing                      $  1,488,679           --      --       1,457,487       --      --
 Demand - interest bearing                               817,009        1,953    0.95%        838,549    1,732    0.82%
 Savings and money market accounts                     2,332,528       10,352    1.76%      2,333,331    8,700    1.48%
 Certificates and other time deposits                  2,635,764       23,831    3.59%      2,616,195   21,637    3.28%
                                                    ------------     --------              ----------  -------

   Total deposits                                      7,273,980       36,136    1.97%      7,245,562   32,069    1.76%

Securities sold under agreements to repurchase         1,443,740       13,423    3.69%      1,478,857   12,535    3.36%
Wholesale borrowings                                     375,167        4,898    5.18%        442,035    5,559    4.99%
                                                    ------------     --------              ----------  -------

   Total interest bearing liabilities                  7,604,208       54,457    2.84%      7,708,967   50,163    2.58%

Other liabilities                                        166,017                              155,226

Shareholders' equity                                     952,715                              974,147
                                                    ------------                           ----------

   Total liabilities and shareholders' equity       $ 10,211,619                           10,295,827
                                                    ============                           ==========

Net yield on earning assets                         $  9,368,139       88,152    3.73%      9,465,288   88,347    3.70%
                                                    ============      =======    ====      ==========  =======   =====

Interest rate spread                                                             3.20%                            3.22%
                                                                                 ====                             ====

FIRSTMERIT CORPORATION AND SUBSIDIARIES                  Three months ended                Three months ended
                                                    ---------------------------     ---------------------------------
(Dollars in thousands)                                      June 30, 2005                     March 31, 2005
                                                    ---------------------------     ---------------------------------
                                                      Average           Average       Average                Average
                                                      Balance  Interest   Rate        Balance     Interest     Rate
                                                    ---------- -------- -------     -----------  ----------  -------
ASSETS
Cash and due from banks                                197,548                          190,740
Investment securities and federal funds sold:
 U.S. Treasury securities and U.S. Government
   agency obligations (taxable)                      2,478,319  23,722   3.84%        2,518,784      23,818    3.83%
 Obligations of states and political subdivisions
   (tax exempt)                                         99,756   1,673   6.73%          101,571       1,763    7.04%
 Other securities and federal funds sold               255,743   3,037   4.76%          256,060       2,763    4.38%
                                                    ---------- -------              -----------    --------

   Total investment securities and federal funds
    sold                                             2,833,818  28,432   4.02%        2,876,415      28,344    4.00%

Loans held for sale                                     54,409     804   5.93%           53,234         627    4.78%
Loans                                                6,601,204 105,196   6.39%        6,492,044      99,546    6.22%
                                                    ---------- -------              -----------    --------

   Total earning assets                              9,489,431 134,432   5.68%        9,421,693     128,517    5.53%

Allowance for loan losses                              (96,342)                         (96,438)
Other assets                                           738,530                          710,770
                                                    ----------                      -----------

   Total assets                                     10,329,167                       10,226,765
                                                    ==========                      ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
 Demand - non-interest bearing                       1,470,673      --     --         1,447,226          --      --
 Demand - interest bearing                             834,708   1,230   0.59%          820,974         956    0.47%
 Savings and money market accounts                   2,370,280   7,517   1.27%        2,392,023       6,375    1.08%
 Certificates and other time deposits                2,646,199  20,696   3.14%        2,694,466      20,600    3.10%
                                                    ---------- -------              -----------    --------

   Total deposits                                    7,321,860  29,443   1.61%        7,354,689      27,931    1.54%

Securities sold under agreements to repurchase       1,385,644  10,624   3.08%        1,326,242       8,841    2.70%
Wholesale borrowings                                   498,088   5,933   4.78%          412,149       5,059    4.98%
                                                    ---------- -------              -----------    --------

   Total interest bearing liabilities                7,734,919  46,000   2.39%        7,645,854      41,831    2.22%

Other liabilities                                      161,336                          155,797

Shareholders' equity                                   962,239                          977,888
                                                    ----------                      -----------

   Total liabilities and shareholders' equity       10,329,167                       10,226,765
                                                    ==========                      ===========

Net yield on earning assets                          9,489,431  88,432   3.74%        9,421,693      86,686    3.73%
                                                    ========== =======  =====       ===========     =======    ====

Interest rate spread                                                     3.30%                                 3.31%
                                                                         ====                                  ====

Notes: Interest income on tax-exempt securities and loans have been adjusted to a fully-taxable equivalent basis. Net interest income on a fully tax-equivalent ("FTE") basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis basis is not an accounting principle generally accepted in the United States of America. Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND
COMPREHENSIVE INCOME                               [FIRSTMERIT CORPORATION LOGO]

(Unaudited)

                                                                                               Quarters ended    Twelve months ended
(In thousands except per share data)                                                             December 31,        December 31,
                                                                                             ------------------  ------------------
                                                                                              2005        2004     2005       2004
                                                                                             ---------  -------  --------   -------
Interest income:
  Interest and fees on loans, including held for sale                                        $ 115,850   98,792   433,143   385,919
  Interest and dividends on investment securities and federal funds sold                        26,109   26,590   108,303   111,476
                                                                                             ---------  -------  --------   -------
      Total interest income                                                                    141,959  125,382   541,446   497,395
                                                                                             ---------  -------  --------   -------
Interest expense:
  Interest on deposits:
    Demand-interest bearing                                                                      1,953      704     5,871     2,152
    Savings and money market accounts                                                           10,352    5,310    32,944    19,145
    Certificates and other time deposits                                                        23,831   20,463    86,764    81,540
  Interest on securities sold under agreements to repurchase                                    13,423    7,182    45,423    26,259
  Interest on wholesale borrowings                                                               4,898    4,399    21,449    17,494
                                                                                             ---------  -------  --------   -------
     Total interest expense                                                                     54,457   38,058   192,451   146,590
                                                                                             ---------  -------  --------   -------
     Net interest income                                                                        87,502   87,324   348,995   350,805
Provision for loan losses                                                                       16,260    9,358    43,820    73,923
                                                                                             ---------  -------  --------   -------
     Net interest income after provision for loan losses                                        71,242   77,966   305,175   276,882
                                                                                             ---------  -------  --------   -------
Other income:
  Trust department income                                                                        5,430    5,315    22,134    21,595
  Service charges on deposits                                                                   17,884   15,135    69,065    62,162
  Credit card fees                                                                              10,601    9,937    40,972    37,728
  ATM and other service fees                                                                     3,157    2,892    12,867    11,879
  Bank owned life insurance income                                                               3,092    3,113    12,264    12,314
  Investment services and insurance                                                              2,696    2,560    10,608    12,850
  Manufactured housing income                                                                        3       10       148       165
  Investment securities gains, net                                                                  39   (4,508)    1,926    (2,997)
  Loan sales and servicing income                                                                1,668    2,033     6,397     6,075
  Other operating income                                                                         3,016    2,915    14,085    12,514
                                                                                             ---------  -------  --------   -------
     Total other income                                                                         47,586   39,402   190,466   174,285
                                                                                             ---------  -------  --------   -------
Other expenses:
  Salaries, wages, pension and employee benefits                                                40,790   40,756   163,683   160,052
  Net occupancy expense                                                                          5,746    5,468    23,730    22,557
  Equipment expense                                                                              4,152    3,347    13,301    13,345
  Stationery, supplies and postage                                                               2,546    2,821    10,050    10,716
  Bankcard, loan processing and other costs                                                      7,042    6,355    24,012    24,307
  Professional services                                                                          3,389    3,785    12,014    13,688
  Amortization of intangibles                                                                      222      222       889       889
  Other operating expense                                                                       15,387   17,525    65,829    66,375
                                                                                             ---------  -------  --------   -------
     Total other expenses                                                                       79,274   80,279   313,508   311,929
                                                                                             ---------  -------  --------   -------
         Income before income tax expense                                                       39,554   37,089   182,133   139,238
Federal income taxes                                                                            11,898    8,720    51,650    36,024
                                                                                             ---------  -------  --------   -------
          Net income                                                                         $  27,656   28,369   130,483   103,214
                                                                                             =========  =======  ========   =======
Other comprehensive income (loss), net of taxes
  Unrealized securities' holding gains (losses), net of taxes                                   (5,736)  (3,751)  (24,041)   (6,679)
  Minimum pension liability adjustment, net of taxes                                            (3,166)      (2)   (3,349)       (2)
  Less: reclassification adjustment for securities' gains (losses) realized in net income,
      net of taxes                                                                                  25      845     1,252    (1,948)
                                                                                             ---------  -------  --------   -------
 Total other comprehensive income (loss), net of taxes                                          (8,927)  (4,598)  (28,642)   (4,733)
                                                                                             ---------  -------  --------   -------
    Comprehensive income                                                                     $  18,729   23,771   101,841    98,481
                                                                                             =========  =======  ========   =======
 Net income applicable to common shares                                                      $  27,656   28,369   130,483   103,214
                                                                                             =========  =======  ========   =======
 Net income used in diluted EPS calculation                                                  $  27,659   28,377   130,501   103,244
                                                                                             =========  =======  ========   =======
Weighted average number of common shares outstanding - basic                                    82,786   84,286    83,490    84,601
                                                                                             =========  =======  ========   =======
Weighted average number of common shares outstanding - diluted                                  83,082   84,777    83,844    84,996
                                                                                             =========  =======  ========   =======
Basic earnings per share                                                                     $    0.33     0.34      1.56      1.22
                                                                                             =========  =======  ========   =======
Diluted earnings per share                                                                   $    0.34     0.33      1.56      1.21
                                                                                             =========  =======  ========   =======
Dividend per share                                                                           $    0.28     0.27      1.10      1.06
                                                                                             =========  =======  ========   =======

----------
Note: Certain prior year balances have been reclassified to conform to the current year presentation.

The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE
INCOME---LINKED QUARTERS                           [FIRSTMERIT CORPORATION LOGO]

(Unaudited)

                                                                               QUARTERLY RESULTS
                                                                 ---------------------------------------------
(Dollars in thousands, except share data)                          2005      2005      2005     2005    2004
                                                                   4th Q     3rd Q    2nd Q    1st Q   4th Q
                                                                 ---------  -------  -------  -------  -------
  Interest and fees on loans, including held for sale            $ 115,850  111,169  105,975  100,149   98,792
  Interest and dividends - securities and federal funds sold        26,109   26,700   27,802   27,692   26,590
                                                                 ---------  -------  -------  -------  -------
      Total interest income                                        141,959  137,869  133,777  127,841  125,382
                                                                 ---------  -------  -------  -------  -------
  Interest on deposits:
    Demand-interest bearing                                          1,953    1,732    1,230      956      704
    Savings and money market accounts                               10,352    8,700    7,517    6,375    5,310
    Certificates and other time deposits                            23,831   21,637   20,696   20,600   20,463
     Securities sold under agreements to repurchase                 13,423   12,535   10,624    8,841    7,182
    Wholesale borrowings                                             4,898    5,559    5,933    5,059    4,399
                                                                 ---------  -------  -------  -------  -------
     Total interest expense                                         54,457   50,163   46,000   41,831   38,058
                                                                 ---------  -------  -------  -------  -------
     Net interest income                                            87,502   87,706   87,777   86,010   87,324
Provision for loan losses                                           16,260    9,974    5,972   11,614    9,358
                                                                 ---------  -------  -------  -------  -------
     Net interest income after provision for loan losses            71,242   77,732   81,805   74,396   77,966
                                                                 ---------  -------  -------  -------  -------
Other income:
  Trust department income                                            5,430    5,515    5,684    5,505    5,315
  Service charges on deposits                                       17,884   18,561   17,800   14,820   15,135
  Credit card fees                                                  10,601   10,437   10,523    9,411    9,937
  ATM and other service fees                                         3,157    3,453    3,298    2,959    2,892
  Bank owned life insurance income                                   3,092    3,074    3,024    3,074    3,113
  Investment services and insurance                                  2,696    2,226    2,828    2,858    2,560
  Manufactured housing income                                            3        3       40      102       10
  Investment securities gains (losses), net                             39       40      (25)   1,872   (4,508)
  Loan sales and servicing income                                    1,668    2,076    1,520    1,133    2,033
  Other operating income                                             3,016    2,461    5,403    3,205    2,915
                                                                 ---------  -------  -------  -------  -------
     Total other income                                             47,586   47,846   50,095   44,939   39,402
                                                                 ---------  -------  -------  -------  -------
Other expenses:
  Salaries, wages, pension and employee benefits                    40,790   42,149   41,351   39,393   40,756
  Net occupancy expense                                              5,746    5,567    5,881    6,536    5,468
  Equipment expense                                                  4,152    2,962    3,002    3,185    3,347
  Stationery, supplies and postage                                   2,546    2,559    2,484    2,461    2,821
  Bankcard, loan processing and other costs                          7,042    5,802    5,444    5,724    6,355
  Professional services                                              3,389    2,632    3,843    2,150    3,785
  Amortization of intangibles                                          222      222      222      223      222
  Other operating expense                                           15,387   17,033   17,170   16,239   17,525
                                                                 ---------  -------  -------  -------  -------
     Total other expenses                                           79,274   78,926   79,397   75,911   80,279
                                                                 ---------  -------  -------  -------  -------
Income before income tax expense                                    39,554   46,652   52,503   43,424   37,089
Federal income taxes                                                11,898   10,058   16,358   13,336    8,720
                                                                 ---------  -------  -------  -------  -------
    Net income                                                   $  27,656   36,594   36,145   30,088   28,369
                                                                 ---------  -------  -------  -------  -------
Other comprehensive income (loss), net of taxes                     (8,927) (14,272)  18,540  (23,983)    (823)
                                                                 ---------  -------  -------  -------  -------
    Comprehensive income                                         $  18,729   22,322   54,685    6,105   27,546
                                                                 ---------  -------  -------  -------  -------
Net income applicable to common shares                              27,656   36,594   36,145   30,088   28,369
                                                                 ---------  -------  -------  -------  -------
Adjusted net income used in diluted EPS calculation                 27,659   36,601   36,152   30,095   28,377
                                                                 ---------  -------  -------  -------  -------
Weighted-average common shares - basic                              82,786   83,489   83,603   84,097   84,286
                                                                 ---------  -------  -------  -------  -------
Weighted-average common shares - diluted                            83,082   83,978   83,890   84,497   84,777
                                                                 ---------  -------  -------  -------  -------

Basic net income per share                                       $    0.33     0.44     0.43     0.36     0.34
                                                                 =========  =======  =======  =======  =======

Diluted net income per share                                     $    0.34     0.43     0.43     0.36     0.33
                                                                 =========  =======  =======  =======  =======


Note: Certain prior year balances have been reclassified to conform to the current year presentation.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION                          [FIRSTMERIT CORPORATION LOGO]

(Unaudited, except December 31, 2004 annual period which
   is derived from the audited financial statements)
(Dollars in thousands, except ratios)

                                                                                        Quarterly Periods        Annual Period
                                                            -----------------------------------------------------------------
                                                             Dec 31    Sep 30    June 30     Mar 31     Dec 31      Dec 31
ALLOWANCE FOR CREDIT LOSSES (a)                               2005      2005       2005       2005       2004        2004
---------------------------------------------------------   -------    ------    -------     -------    -------     -------
Allowance for loan losses, beginning of period (b)          $92,780    92,808     97,115      97,296    100,491      91,459
Allowance related to loans sold                                   -         -          -           -          -     (12,671)
Provision for loan losses                                    16,260     9,974      5,971      11,614      9,358      73,923
Charge-offs                                                  22,736    14,207     15,422      16,740     17,873      78,999
Recoveries                                                    4,357     4,205      5,144       4,945      5,320      23,584
                                                            -------    ------    -------     -------    -------     -------
  Net charge-offs                                            18,379    10,002     10,278      11,795     12,553      55,415
                                                            -------    ------    -------     -------    -------     -------
Allowance for loan losses, end of period                    $90,661    92,780     92,808      97,115     97,296      97,296
                                                            =======    ======    =======     =======    =======     =======
Reserve for unfunded lending commitments,
   beginning of period (b)                                  $ 5,857     5,785      6,479       5,774      5,619       6,094
Provision for credit losses                                     215        72       (694)        705        155        (320)
                                                            -------    ------    -------     -------    -------     -------
Reserve for unfunded lending commitments,
   end of period                                            $ 6,072     5,857      5,785       6,479      5,774       5,774
                                                            =======    ======    =======     =======    =======     =======

Allowance for Credit Losses                                 $96,733    98,637     98,593     103,594    103,070     103,070
                                                            =======    ======    =======     =======    =======     =======

RATIOS (a) (b)
`
Provision for loan losses as a % of average loans              0.96%     0.60%      0.36%       0.73%      0.58%       1.13%
Provision for credit losses as a % of average loans            0.01%     0.00%     -0.04%       0.04%      0.01%       0.00%
Net charge-offs as a % of average loans                        1.09%     0.60%      0.62%       0.74%      0.78%       0.85%
Allowance for loan losses as a % of period-end loans           1.36%     1.39%      1.40%       1.49%      1.51%       1.51%
Allowance for credit losses as a % of period-end loans         1.45%     1.47%      1.49%       1.59%      1.60%       1.60%
Allowance for loan losses as a % of nonperforming loans      145.61%   221.46%    208.74%     235.71%    240.14%     240.14%
Allowance for credit losses as a % of nonperforming loans    155.36%   235.44%    221.76%     251.44%    254.39%     254.39%

ASSET QUALITY


Impaired loans:
  Nonaccrual                                                $54,176    34,144     38,124      34,207     33,831      33,831
Other nonperforming loans:
  Nonaccrual                                                  8,086     7,751      6,336       6,994      6,685       6,685
                                                            -------    ------    -------     -------    -------     -------

Total nonperforming loans                                    62,262    41,895     44,460      41,201     40,516      40,516

Other real estate ("ORE")                                     9,995     9,503      9,525       5,502      5,375       5,375
                                                            -------    ------    -------     -------    -------     -------

Total nonperforming assets ("NPAs")                         $72,257    51,398     53,985      46,703     45,891      45,891
                                                            =======    ======    =======     =======    =======     =======

NPAs as % of period-end loans + ORE                            1.08%     0.77%      0.82%       0.71%      0.71%       0.71%
                                                            =======    ======    =======     =======    =======     =======

Past due 90 days or more & accruing interest                $17,931    21,451     17,969      22,899     20,703      20,703
                                                            =======    ======    =======     =======    =======     =======


(a) The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

(b) As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.

 FIRSTMERIT CORPORATION
 NONINTEREST INCOME AND NONINTEREST                [FIRSTMERIT CORPORATION LOGO]
 EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)

                                               2005       2005        2005        2005        2004
QUARTERLY OTHER INCOME DETAIL                 4th Qtr    3rd Qtr     2nd Qtr     1st Qtr     4th Qtr
                                              -------    -------     -------     -------     -------
Trust department income                       $ 5,430      5,515       5,684       5,505       5,315
Service charges on deposits                    17,884     18,561      17,800      14,820      15,135
Credit card fees                               10,601     10,437      10,523       9,411       9,937
ATM and other service fees                      3,157      3,453       3,298       2,959       2,892
Bank owned life insurance income                3,092      3,074       3,024       3,074       3,113
Investment services and insurance               2,696      2,226       2,828       2,858       2,560
Manufactured housing income                         3          3          40         102          10
Investment securities gains (losses), net          39         40         (25)      1,872      (4,508)
Loan sales and servicing income                 1,668      2,076       1,520       1,133       2,033
Other operating income                          3,016      2,461       5,403       3,205       2,915

                                              -------    -------     -------     -------     -------
                Total Other Income            $47,586     47,846      50,095      44,939      39,402
                                              =======    =======     =======     =======     =======

                                                    2005       2005       2005       2005       2004
QUARTERLY OTHER EXPENSES DETAIL                    4th Qtr    3rd Qtr    2nd Qtr    1st Qtr    4th Qtr
                                                   -------    -------    -------    -------    -------
Salaries, wages, pension and employee benefits     $40,790     42,149     41,351     39,393     40,756
Net occupancy expense                                5,746      5,567      5,881      6,536      5,468
Equipment expense                                    4,152      2,962      3,002      3,185      3,347
Taxes, other than federal income taxes               1,578        849        880        735        908
Stationery, supplies and postage                     2,546      2,559      2,484      2,461      2,821
Bankcard, loan processing and other costs            7,042      5,802      5,444      5,724      6,355
Advertising                                          1,415      1,863      3,182      1,244      2,984
Professional services                                3,389      2,632      3,843      2,150      3,785
Telephone                                            1,136      1,206      1,095      1,119      1,204
Amortization of intangibles                            222        222        222        223        222
Other operating expense                             11,258     13,115     12,013     13,141     12,429

                                                   -------    -------    -------    -------    -------
               Total Other Expenses                $79,274     78,926     79,397     75,911     80,279
                                                   =======    =======    =======    =======    =======

 FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES - NET
 CHARGE-OFF DETAIL                                 [FIRSTMERIT CORPORATION LOGO]

(Unaudited)
(Dollars in thousands)

                                                            Quarters ended                    Year ended
                                                              December 31,                    December 31,
                                                        -------------------------      -------------------------
                                                           2005           2004           2005            2004
                                                        ----------      ---------      ---------       ---------
Allowance for loan losses - beginning of period (a)     $   92,780        100,491         97,296          91,459
Loans charged off:
  Commercial                                                 7,890          4,245         19,349          25,073
  Mortgage                                                     639            576          1,721           1,174
  Installment                                                9,063          9,196         29,307          35,958
  Home equity                                                1,099            763          4,340           3,085
  Credit cards                                               3,587          2,549         11,320          11,254
  Manufactured housing                                           -              -              -             443
  Leases                                                       458            544          3,068           2,012
                                                        ----------      ---------      ---------       ---------
    Total                                                   22,736         17,873         69,105          78,999
                                                        ----------      ---------      ---------       ---------
Recoveries:
  Commercial                                                 1,256          1,227          4,166           6,068
  Mortgage                                                      13              -            190              42
  Installment                                                1,878          2,757          9,495          11,545
  Home equity                                                  374            357          1,302           1,430
  Credit cards                                                 489            655          2,348           2,920
  Manufactured housing                                         203            192            710           1,088
  Leases                                                       144            122            439             491
                                                        ----------      ---------      ---------       ---------
    Total                                                    4,357          5,320         18,650          23,584
                                                        ----------      ---------      ---------       ---------

Net charge-offs                                             18,379         12,553         50,455          55,415
Allowance related to loans sold                                  -              -              -         (12,671)
Provision for loan losses                                   16,260          9,358         43,820          73,923
                                                        ----------      ---------      ---------       ---------
Allowance for loan losses - end of period               $   90,661         97,296         90,661          97,296
                                                        ==========      =========      =========       =========

Average loans outstanding                               $6,699,997      6,434,115      6,610,509       6,493,472
                                                        ==========      =========      =========       =========
Ratio to average loans:
  (Annualized) net charge-offs                                1.09%          0.78%          0.76%           0.85%
                                                        ==========      =========      =========       =========

  Provision for loan losses                                   0.96%          0.58%          0.66%           1.14%
                                                        ==========      =========      =========       =========
Loans outstanding - period-end                          $6,681,243      6,433,083      6,681,243       6,433,083
                                                        ==========      =========      =========       =========

Allowance for loan losses:
  As a percent of period-end loans outstanding                1.36%          1.51%          1.36%           1.51%
                                                        ==========      =========      =========       =========

  As a multiple of (annualized) net charge-offs               1.24           1.95           1.80            1.76
                                                        ==========      =========      =========       =========
  As a multiple of (annualized) net charge-offs
     and allowance related to loans sold                      1.24           1.95           1.80            1.43
                                                        ==========      =========      =========       =========

(a) As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.